UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2005

SAFE TRAVEL CARE, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-26139	91-1937382
(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, 8th Floor San, Diego, California	92108
(principal executive offices)	(Zip Code)

619-209-6049
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.01 CHANGES IN CONTROL OF THE REGISTRANT.

On December 30, 2005, Jeffrey W. Flannery purchased a total of 2,000,000 of the Company’s Series A Preferred shares, and 10,400,000 of it’s common shares from three persons in private transactions. Mr. Flannery now owns 100% of the outstanding Series A preferred shares, and 12.9% of the common shares of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Mr. Flannery was appointed to the Company’s board of directors on December 19, 2005.

Mr. Flannery was elected as president, chief executive officer, chief financial officer, and secretary of the Company on December 19, 2005.

Effective December 30, 2005, Vernell P. Prout, Robert L. Schultz, and LeRoy C. Willoughby, resigned their positions as officers and directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2006.

SAFE TRAVEL CARE, INC.

By /s/ Jeffrey Flannery
Jeffrey Flannery
Chief Executive Officer